LOAN AND SECURITY MODIFICATION AGREEMENT

This Loan and Security Modification Agreement is entered into as of December 22, 2014 by and between Bridgeline Digital, Inc. ("Borrower") and Bridge Bank, National Association ("Bank").

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement dated as of December 20, 2013 by and between Borrower and Bank, as may be amended from time to time (the "Loan and Security Agreement"). Capitalized terms used without definition herein shall have the meanings assigned to them in the Loan and Security Agreement.

2. WAIVER. Borrower acknowledges that there are existing and uncured Events of Default arising from Borrower's failure to comply with Section 6.9(a) for the periods ending July 31, 2014, August 31, 2014, September 30, 2014, October 31, 2014 and November 30, 2014 (the "Covenant Defaults"). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Covenant Defaults. Bank does not waive Borrower's obligations under such sections after the date hereof and as amended hereby, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

3. DESCRIPTION OF CHANGE IN TERMS.

A. Modification(s) to Loan and Security Agreement:

1. Section 6.3(a) is amended and restated in its entirety to read as follows:

(a) as soon as available, but in any event within fifteen (15) days after the 15th and the last day of each month, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings (based on invoice date) of accounts receivable and accounts payable and a deferred revenue report;

2. Section 6.9 is amended and restated in its entirety to read as follows:

6.9 Financial Covenants.

(a) Asset Coverage Ratio. Borrower shall maintain at all times a ratio of (i) its unrestricted cash maintained at Bank plus Eligible Accounts to (ii) all Obligations owing to Bank minus the amount of Obligations that are guaranteed by Michael J. Taglich of at least 1.40 to 1.00.

(b) Equity Event. On or before January 15, 2015, Borrower shall receive at least $500,000 in cash proceeds from the sale and issuance of its equity securities or Subordinated Debt securities.

3. Exhibit D is replaced in its entirety with the Exhibit D attached hereto.

4. CONSISTENT CHANGES. The Loan Documents are each hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER/GENERAL RELEASE. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under Loan Documents. Each of Borrower and its affiliates (each, a "Releasing Party") acknowledges that Bank would not enter into this Loan and Security Modification Agreement without Releasing Party's assurance that it has no claims against Bank or any of Bank's officers, directors, employees or agents. Except for the obligations arising hereafter under this Loan and Security Modification Agreement, each Releasing Party releases Bank, and each of Bank's

and entity's officers, directors and employees from any known or unknown claims that Releasing Party now has against Bank of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan and Security Agreement or the transactions contemplated thereby. Releasing Party waives the provisions of California Civil Code section 1542, which states:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest. The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Loan and Security Modification Agreement and the other Loan Documents, and/or Bank's actions to exercise any remedy available under the Loan Documents or otherwise.

6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Loan Documents, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Loan Documents. Borrower represents and warrants that the representations and warranties contained in the Loan and Security Agreement are true and correct as of the date of this Loan and Security Modification Agreement, and that no Event of Default has occurred and is continuing. Except as expressly modified pursuant to this Loan and Security Modification Agreement, the terms of the Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Loan Documents pursuant to this Loan and Security Modification Agreement in no way shall obligate Bank to make any future modifications to the Loan Documents. Nothing in this Loan and Security Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan and Security Modification Agreement. The terms of this paragraph apply not only to this Loan and Security Modification Agreement, but also to any subsequent loan and security modification agreements.

7. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; REFERENCE PROVISION. This Loan and Security Modification Agreement constitutes a "Loan Document" as defined and set forth in the Loan and Security Agreement, and is subject to Sections 11 and 12 of the Loan and Security Agreement, which are incorporated by reference herein.

8. NOTICE OF FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS CONTAINED HEREIN, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

9. CONDITIONS PRECEDENT. As a condition to the effectiveness of this Loan and Security Modification Agreement, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) an amendment and waiver fee of $30,000, plus an amount equal to all Bank Expenses incurred through the date of this Loan and Security Modification Agreement;

10. COUNTERSIGNATURE. This Loan and Security Modification Agreement shall become effective only when executed by Bank and Borrower.

BORROWER:

BRIDGELINE DIGITAL, INC.

By: ______________________

Name: Michael D. Prinn

Title: CFO

BANK:

BRIDGE BANK, NATIONAL ASSOCIATION

By: ______________________

Name: ______________________

Title: ______________________

10. COUNTERSIGNATURE. This Loan and Security Modification Agreement shall become effective only when executed by Bank and Borrower.

BORROWER:

BRIDGELINE DIGITAL, INC.

By: ______________________

Name: ______________________

Title: ______________________

BANK:

BRIDGE BANK, NATIONAL ASSOCIATION

By: ______________________

Name: Charles Wehr

Title: Assistant Vice President

EXHIBIT D
COMPLIANCE CERTIFICATE

TO: BRIDGE BANK, NATIONAL ASSOCIATION
FROM: BRIDGELINE DIGITAL, INC.

The undersigned authorized officer of BRIDGELINE DIGITAL, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	**Required**	**Complies**	
A/R & A/P Agings, Deferred Revenue Report	Within 15 days of the 15th and last day of each month	Yes	No
Borrowing Base Certificate	Monthly within 30 days	Yes	No
Monthly income statement and balance sheet	Monthly within 30 days	Yes	No
Quarterly cash flow statements	Quarterly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Annual financial statements (CPA Audited)	FYE within 180 days	Yes	No
Annual operating budget, sales projections and operating plans approved by board of directors	Annually no later than board approval or 30 days following the beginning of each fiscal year	Yes	No
Form 10K and Form 10Q	When made available upon filing with the SEC	Yes	No
A/R Audit	Initial and Annual	Yes	No
Deposit balances with Bank	$ ___________________		
Deposit balance outside Bank	$ ___________________		

Financial Covenant	**Required**	**Actual**	**Complies**	
Asset Coverage Ratio	1.40 : 1.00	_____:1.00	Yes	No
Equity Event by January 15, 2015	$500,000	$__________	Yes	No

Comments Regarding Exceptions: See Attached.

Sincerely,

____
SIGNATURE

____
TITLE

____
DATE

BANK USE ONLY

Received by: ______________________________
AUTHORIZED SIGNER

Date: ______________________________

Verified: ______________________________
AUTHORIZED SIGNER

Date: ______________________________

Compliance Status Yes No